                        THE PREMCOR REFINING GROUP INC.


                                AMENDMENT NO. 2
                              TO CREDIT AGREEMENT


          This AMENDMENT NO. 2 (the "Amendment") is dated as of September 27,
                                     ---------
2000 and entered into by and among The Premcor Refining Group Inc. (f/k/a Clark Refining & Marketing, Inc.), a Delaware corporation (the "Company"), Bankers
                                                          -------
Trust Company, a New York Banking corporation, as Administrative Agent and Collateral Agent, The Toronto-Dominion Bank, a Canadian chartered bank, as Syndication Agent, and Fleet National Bank (f/k/a BankBoston, N.A.), a national banking association ("Fleet"), as Documentation Agent, and the other financial
                      -----
institutions party hereto (the "Banks").  This Amendment amends the Credit
                                -----
Agreement (as amended, amended and restated, supplemented or otherwise modified, the "Credit Agreement") dated as of November 19, 1999 by and among the parties
     ----------------
hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, the parties hereto entered into the Credit Agreement, which provides for a loan facility to the Company; and

          WHEREAS, the Company has requested and the Lenders have agreed to parties hereto desire to make certain amendments to the Credit Agreement as set forth below.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                       AMENDMENTS TO THE CREDIT AGREEMENT

     1.01 Amendment to Section 8.01 of the Credit Agreement.  Clause (u) of
          -------------------------------------------------
Section 8.01 shall be amended by deleting the amount "$20,000,000" and inserting the amount "$95,000,000" in lieu thereof and by inserting at the end of clause
(u), the words "and liens of up to $1,000,000 to secure the payment of fees, expenses, interests and other similar charges in connection with the facilities relating to Indebtedness permitted by Section 8.05(i)."

1.02   Amendment to Section 8.05 of the Credit Agreement.  Clause (i) of Section
       -------------------------------------------------
8.05 shall be amended by deleting the amount "$20,000,000" and inserting the amount "$95,000,000" in lieu thereof and by adding the following proviso at the end thereto:

"provided, however, that at least $75,000,000 of such Indebtedness is used for the purchase of Inventory."

       1.03 Amendment to Section 8.16 of the Credit Agreement.  Clause (b) of
            -------------------------------------------------
Section 8.16 shall be amended by deleting the words "Cash, Cash Equivalents and Qualifying Investments" and inserting the words "Eligible Cash, Eligible Cash Equivalents, Eligible Investments and Cash, Cash Equivalents and Qualifying Investments that are both (i) in or for the benefit of collateral accounts existing prior to the date of Amendment No. 2 to this Agreement and (ii) is permitted hereby " in lieu thereof.



                                   ARTICLE II

                          EFFECTIVENESS OF AMENDMENTS

            This Amendment shall become effective on the opening of business in New York on the Business Day (the "Effective Date") on which the Administrative Agent has notified the Company and the Banks that the Administrative Agent has executed a counterpart signature page of this Amendment and has received executed counterpart signature pages of this Amendment from the Company and the Majority Banks.

                                  ARTICLE III

                                 MISCELLANEOUS

       3.01 Reference to and Effect on the Credit Agreement and the Other Loan
            ------------------------------------------------------------------
Documents.
---------

       (a) This Amendment modifies the Credit Agreement to the extent set forth herein, is hereby incorporated by reference into the Credit Agreement and is made a part thereof. On and after the effective date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

       (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

       (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Bank or any Issuing Bank under, the Credit Agreement or any of the other Loan Documents.

       3.02 Representations and Warranties; No Default or Event of Default.  On
            --------------------------------------------------------------
the date of effectiveness of any of the amendments and waivers herein (after giving effect to the consummation of the transactions contemplated by this Amendment to have occurred on or prior to such date), the Company shall be deemed to have certified to the Banks that, after giving effect to the amendments and waivers contained herein that become effective on such date (i) all of the representations and warranties contained in the Credit Agreement are true and correct on and as of the date thereof with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent (x) the representations and warranties set forth in Section 6.05 of the Credit Agreement relate to any litigation which has been specifically disclosed to the Banks and which has been added to Schedule 6.05 to the Credit Agreement with the written approval of the
         -------------
Majority Banks and (y) the representation and warranty set forth in Section 6.25 of the Credit Agreement relates to any event or condition which has been specifically disclosed to the Banks and which has been added to Schedule 6.25 to
                                                                -------------
the Credit Agreement with the written approval of the Majority Banks) and (ii) no Default or Event of Default exists as of the Effective Date.

       3.03 Headings.   Section and subsection headings in this Amendment are
            --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

       3.04 Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE
            --------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

       3.05 Counterparts.  This Amendment may be executed in any number of
            ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                    THE  PREMCOR REFINING GROUP INC.


                    By:____________________________________
                       Name:
                       Title:



                              AGENTS
                              ------


                    BANKERS TRUST COMPANY
                      as Administrative Agent
                      and Collateral Agent


                    By:____________________________________
                       Name:
                       Title:


                    THE TORONTO DOMINION BANK
                      as Syndication Agent


                    By:____________________________________
                       Name:
                       Title:

                    FLEET NATIONAL BANK
                     (f/k/a BankBoston, N.A.)
                      as Documentation Agent


                    By:____________________________________
                       Name:
                       Title:

                                     BANKS
                                     -----


                    ABN AMRO BANK
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:


                    By:
                       Name:
                       Title:



                    ARAB BANKING CORPORATION (B.S.C.)
                     as a Bank


                    By:
                       Name:
                       Title:



                    FLEET NATIONAL BANK
                     (f/k/a BankBoston, N.A.)
                      as a Bank


                    By:
                       Name:
                       Title:

                    BANKERS TRUST COMPANY
                      as a Bank


                    By:
                       Name:
                       Title:



                    COAST BUSINESS CREDIT
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:



                    COMERICA BANK
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:



                    CONGRESS FINANCIAL CORPORATION
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:

                    CREDIT LYONNAIS NEW YORK BRANCH
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:



                    THE FUJI BANK, LIMITED
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:



                    GMAC COMMERCIAL CREDIT LLC
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:

                    HELLER FINANCIAL, INC.
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:



                    HIBERNIA NATIONAL BANK
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:



                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                     as a Bank


                    By: PPM Finance, Inc.,
                        as Attorney-in-Fact

                    By:____________________________________
                       Name:
                       Title:



                    SIEMENS CREDIT CORP.
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:

                    SOCIETE GENERALE, SOUTHWEST AGENCY
                     as a Bank


                    By:
                       Name:
                       Title:



                    SOVEREIGN BANK
                     as a Bank


                    By:
                       Name:
                       Title:



                    TEXTRON FINANCIAL CORPORATION
                      as a Bank


                    By:____________________________________
                       Name:
                       Title:



                    TORONTO DOMINION (TEXAS), INC.
                      as a Bank


                    By:____________________________________
                       Name:
                       Title:

                    TRANSAMERICA BUSINESS CREDIT CORPORATION
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:



                    UNION BANK OF CALIFORNIA, N.A.
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:



                    WELLS FARGO BANK (TEXAS), N.A.
                     as a Bank


                    By:____________________________________
                       Name:
                       Title:

                                 ISSUING BANKS
                                 -------------

                    BANKERS TRUST COMPANY
                      as Issuing Bank


                    By:
                       Name:
                       Title:


                    THE TORONTO DOMINION BANK
                      as Issuing Bank


                    By:____________________________________
                       Name:
                       Title:


                    FLEET NATIONAL BANK
                     (f/k/a BankBoston, N.A.)
                      as Issuing Bank

                    By:____________________________________
                       Name:
                       Title:

                    ABN AMRO BANK
                     as Issuing Bank


                    By:____________________________________
                       Name:
                       Title:

                    COMERICA BANK DETROIT
                     as Issuing Bank


                    By:____________________________________
                       Name:
                       Title: